NEW COVENANT FUNDS
Supplement dated March 28, 2011 to the
Prospectus and Statement of Additional Information (“SAI”) dated October 28, 2010, as supplemented December 17, 2010 and December 30, 2010

Effective March 15, 2011, Quasar Distributors, LLC replaced New Covenant Funds Distributor, Inc. as the distributor of the New Covenant Funds.  As a result, all references in the Prospectus to New Covenant Funds Distributor, Inc. as distributor are deleted.  Additionally, under the section titled "Instructions for Opening or Adding to an Account", the last sentence of the subsection, "By Exchange", on page 39 of the Prospectus, is deleted in its entirety.

The following changes are also made to the SAI:

•	Effective March 15, 2011, the paragraph under the section titled, “Code of Ethics” on page 31 of the SAI, is deleted in its entirety and replaced with the following:

The Trust and the Adviser, jointly, each sub-adviser, and Quasar Distributors, LLC, separately, have adopted Codes of Ethics designed to prevent affiliated persons of the Trust, the Adviser, each sub-adviser and Quasar Distributors, LLC from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds.  Each Code of Ethics permits personnel subject to that code to, under certain circumstances, invest in securities, including securities that may be purchased or held by a Fund.  These Codes of Ethics are available to the public through the SEC website.

•
Effective March 15, 2011, in the section titled, “Other Service Providers,” the paragraph under the subsection titled “Distributor” on page 31 of the SAI is deleted in its entirety and replaced with the following:

Quasar Distributors, LLC serves as the principal underwriter (the “Distributor”) for the Trust pursuant to a Distribution Agreement.  The Distribution Agreement was approved at a meeting of the Board of Trustees on February 21, 2011, for an initial two-year term commencing on March 15, 2011, and is renewable annually thereafter.  The Distribution Agreement is terminable without penalty on 60 days’ written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor.  The Distribution Agreement will also terminate automatically in the event of its assignment.  The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, fund administrator and fund accountant.  The Distributor’s business address is 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

Please retain this Supplement with your Prospectus and SAI for future reference.